UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 2, 2007

Veridigm, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30536	22-3530573
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17383 Sunset Boulevard, Suite B-280 Pacific Palisades, CA	90272
(Address)	(Zip Code)

Registrant's telephone number, including area code: (310) 566-4765

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (5-06)   Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Item 4.01 Changes in Registrant's Certifying Accountant.

By letter dated June 20, 2007 the Company’s principal independent accountant, Michael F. Albanese, CPA, (sometimes referred to herein as the “former accountant”) advised the board of directors of his resignation.  While actual notice of the resignation was not received at that time, the board has noted the resignation of Mr. Albanese effective June 20, 2007.

Effective July 1, 2007, the Company has engaged Michael Moore, CPA as the new principal independent accountant for the Company.  The appointment of Mr. Moore was approved by the board of directors of the Company.

Neither of the former accountant’s reports on the financial statements of the Company for the last two years contained an adverse opinion or disclaimer of opinion, nor was either report modified as to uncertainty, audit scope, or accounting principles.

Except as follows, there were no disagreements with the former accountant on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former accountant’s satisfaction, would have caused him to make reference to the subject matter of the disagreement(s) in connection with his report.   The one exception is that the former accountant has noted, and has given as the reason for his resignation, that the Company did not give him interim financial statements for his review for the period ended March 31, 2007.  The directors have noted this matter and have requested that the new independent accountant, Mr. Moore, review the statements for the quarter in question and have undertaken to file any amendments thereto requested by Mr. Moore.  The board of directors has authorized the former accountant to respond fully to the enquiries of the successor accountant concerning the subject matter of this or any disagreement or event.

The Company has provided the former accountant with a copy of this Form 8-K, and has requested that the former accountant furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Company and, if not, stating the respects in which it does not agree.  To the extent that this letter is unavailable at the time of filing this Form 8-K, the Company shall request the former accountant to provide the letter so that it can be filed with the Commission within ten business days after the filing of this report, or within two days of receipt, whichever shall first occur.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date: July 3, 2007

Veridigm, Inc.

/s/   Jeffrey Eng

_______________________________

Jeffrey Eng, President and CEO